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                                                                    Exhibit 23.6


                  CONSENT OF INDEPENDENT PETROLEUM CONSULTANTS

         We hereby consent to the reference to our firm under the caption "Proved Reserves" in this Annual Report on Form 10-K/A of Range Resources Corporation.

                                                             CLAY HOLT & KLAMMER


Pittsburgh, PA
September 16, 1999